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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT CERTIFIED PUBLIC
                                  ACCOUNTANTS


We hereby consent to the use in the Registration Statement on Form SB-2 of our report, dated February 18, 2000, relating to the financial statements of Advanced Optics Electronics, Inc. We also consent to the reference to our Firm under the caption "Experts".



/s/ ANTHONY W. ROYLE, CPA, PARTNER
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Neff & Ricci LLP
Albuquerque, New Mexico
November 28, 2000